1 EXHIBIT 99.2 Community Benefits Agreement October 2017

First Financial Bank has agreed to a five year, $1.75 billion Community Benefits Agreement with the National Community Reinvestment Coalition, which will fund lending and community investments, open eight new branches in LMI communities (including the relocation of one branch in an LMI community, and establish an advisory board for governance over the term of the plan. We will do so by following First Financial Bank's **ALIVE** strategy of providing **A**ccess to banking services, **L**ending in the community, **I**nvesting in the community, and **V**olunteerism, specifically focused on Financial **E**ducation.

Mortgage Lending to LMI Communities & Borrowers	$510 Million
Small Business Lending in LMI Communities	$750 Million
Community Development Lending & Investments	$450 Million
Philanthropy	$8.5 Million
Branch Distribution and Access	$25 Million (8 locations)
Marketing and Communications	$1 Million
Total	**$1.75 Billion**

The merger with MainSource Bank will expand First Financial's footprint in both new and existing MSAs. Consistent with the goals and objectives of both companies, we want to ensure that we are providing access and support to all clients and to strategically align with key community organizations. Below are the strategic initiatives and corresponding implementation plan which outline the Community Benefits Agreement:

Mortgage Lending

Commitment: $510 million over 5 years to LMI communities & borrowers

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- We intend to achieve the commitments we are making with products that both First Financial and MainSource have developed to provide greater access to LMI communities and borrowers (i.e. CHAMP, CHAMP Renovation, Home Renovation Loan, Community Builder 30), which are discussed in greater detail in the Product Innovation section of this document. Also, we will leverage our partnerships with organizations like Home Ownership Center, County Corp, INHP, Homes on the Hill, WIN, Louisville Affordable Housing Trust Fund, and others that will help identify and partner with potential clients that would benefit from our products and programs.
- Product innovation never ceases, and therefore First Financial is committing that we will continue to work with members of the community and our new advisory board to identify/develop products that address the needs of LMI communities, census tracts, and people of color (i.e. Mortgage Loans, Multi-family loans, Rehab loans, etc.).
- The origin of both banks has been in rural communities, particularly with MainSource. In fact, only 5.3% of our banking centers at the close of the merger will reside in majority minority census tracts. Therefore, the commitment we are making to provide greater access to mortgage credit to LMI borrowers and communities also includes targeted and ongoing marketing programs and campaigns to increase awareness of products benefiting LMI communities and individuals, as well as those residing in

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3 majority minority census tracts to attract people of color. • First Financial will also increase our employment of Community Development Mortgage Loan Officers (MLO’s) to capitalize on mortgage opportunities to people of color. There are currently 3, with a goal of up to 8 to cover the bank’s geographic footprint. The Community Development MLO’s will also be instrumental with delivering housing counseling, and will leverage our expanding Community Development curriculum to meet varying client needs. • As part of this commitment, we will create a $5 million direct loan pool for mortgages and home improvement loans less than $50,000. Small Business Lending Commitment: $750 million over 5 years in LMI communities • Through its Business Banking activities which will drive direct lending, First Financial commits to supporting small business lending across our footprint, but specifically targeting our MSAs of Cincinnati, Dayton, and Columbus, OH; Indianapolis and Gary, IN; and Louisville, KY through supporting Small Business Development Corporations (SBDC’s) and business incubators with our microloan programs (such as MOTAR, Ivy Tech, Columbus State, GCMI, etc.). The goal will be to graduate these micro businesses to our Small Business LOC product, and eventually to a Small Business loan. • First Financial will work to identify, and accept referrals from community partners, to engage with agencies (SBDC’s) that meet our respective goals and objectives. Participation can take the form of loan funding commitments, operating funds, credit counseling, etc. • First Financial will also be intentional in lending to small businesses under $50,000 and to businesses owned by people of color, in the way of SBA loans, Small Business LOC’s and Small Business loans within a 5 mile radius of our LMI banking centers. Community Development Lending & Investment (CDLI) Commitment: $450 million over 5 years • First Financial commits to a concentrated community development lending focus in the metropolitan MSAs in our combined footprint. This would include Cincinnati, Dayton, and Columbus, OH; Indianapolis and Gary, IN; and Louisville, KY. The bank will continue to seek out qualified projects that focus on affordable housing, community services, revitalization and stabilization of areas identified by local governments, and those that create permanent jobs which benefit LMI areas (i.e. CDFI’s, Non-profit Developers, etc.). • Community Development qualified investments during the course of this agreement will continue to be focused on initiatives benefiting LMI persons or geographies.

4 Philanthropy Commitment: $8.5 million over 5 years • First Financial will identify and participate in programs with grants and sponsorships, with at least 50% going to organizations specifically supporting LMI communities and individuals over the course of this agreement. This level of commitment represents a 97% increase in financial support to those organizations. We intend to support all communities in which we operate, but will be especially focused on addressing needs of individuals residing in LMI areas through the First Financial Bank Foundation. • Both First Financial and MainSource participate in a number of philanthropic initiatives across their multi-state footprints. These initiatives include, but are not limited to, providing assistance to unbanked/underbanked individuals, financial education, resources for affordable housing, economic development, neighborhood revitalization/stabilization, and community services. • First Financial will also provide financial support to community partners that promote financial and economic inclusion, as well as provide housing counseling. • Annually, employees of both banks receive up to eight hours of Community Service Paid Time Off to be used for philanthropic service, with a target of 30% focused on qualified community development services. Additionally, both banks partner with the United Way as part of their annual campaign to support the agencies chosen by employees. Branch Distribution and Access Commitment: $25 million over 5 years • First Financial expects to consolidate certain branches in the first several months following the merger. As part of the consolidation process, no branch locations in low- income census tracts will be closed or consolidated. • To provide greater access to our clients and communities, we are committed to opening eight new LMI locations (Cincinnati (3), Columbus, Dayton, OH; Indianapolis, Gary, IN; Louisville, KY), including two currently under construction (College Hill in Cincinnati and Gary), as well as a Roselawn (Cincinnati) location that will be relocated and upgraded within the same community in consultation with community partners, in our metropolitan MSAs. The commitment reflects both capital investment and estimated operating expenses. • Periodic performance evaluations of our banking centers are conducted to evaluate our strategic footprint to ensure that we continue to provide sufficient access to LMI clients/communities consistent with census tracts across our MSAs. Plan Governance • As part of our commitment to the communities we serve, an advisory board (50% appointed by NCRC) will be created to provide accountability to the plan, as well as technical and

5 strategic advice on our community development efforts. The main purpose of this board is to seek expertise outside of the bank and to improve our focus, as well as to challenge us to strive for excellence in community development. The expectation is that the advisory board will consist of committed community stakeholders in the markets we serve and key internal leaders to create a well-rounded board committed to the same goals. Together, we will define the work the bank will do to support, engage, and strengthen neighborhoods and small businesses. This board will also provide the opportunity for members to network and learn from their peers and others with similar industry or business issues. • In addition to establishing an advisory board, the FFB Community Development team will meet with representatives from each state (Ohio, Indiana, and Kentucky), at least twice a year to facilitate a balanced and inclusive approach to the execution of the plan. Inclusion • First Financial assesses community needs in several ways. Our Community Development team works with many non-profit organizations serving communities across the bank’s footprint to understand their needs and the type of services they provide. This enables us to identify the appropriate support (grants, loans, sponsorships, technical assistance, etc.) to provide in meeting those needs. We are also members of the NCRC Community Bank Collaborative Council, working with other bank and non-profit community professionals to discuss and identify strategies to support LMI individuals and communities that lead to improved economic outcomes and financial access to those that need it most. Finally, members of First Financial’s Community Development and executive teams attend many NCRC, interagency, and community forums to hear directly from community organizations on the issues affecting LMI communities and individuals and the strategies being employed to address them. • Inclusion also means providing opportunities for everyone to participate in building wealth. First Financial is committing to implementation of a formal Supplier Diversity Program for inclusion of Minority-owned business enterprises (MBE), Women-owned business enterprises (WBE) and Disability-owned business enterprises (DBE). First Financial began tracking the diversity of its vendors/suppliers over a year ago in preparation for the implementation of a formal Supplier Diversity program to ensure proper representation in its source-able spending with MBE, WBE, and DBE businesses. The goal of this program will be focused on moving from the current representation of MBE, WBE, and DBE business to 10% of First Financial’s source-able dollars over the course of this agreement. Product Innovation • As part of the ongoing commitment to addressing and serving the community needs within the banks’ assessment areas, First Financial and MainSource regularly review their programs to ensure alignment with varying community needs in the banks’ footprints. Upon review, programs are adjusted as needed and new products are designed to address gaps in service

6 areas. Below are programs and products implemented by First Financial and MainSource based on stakeholder feedback and the needs of the banks’ communities. First Financial Bank MainSource Financial Group • BackPocket: BackPocket is a solution for a reloadable pre-paid card. Clients can use the card just like a credit or debit card to make purchases in-store, online, online bill pay and get cash at an ATM. With no credit check required, our BP card is an excellent and cost efficient solution for consumers who use check-cashing stores. • Credit Achiever: (NEW) CA is a Certificate of deposit or savings account secured installment loan which may be used to help a client establish or reestablish credit as well as build personal savings. Proceeds fund the account pledged as collateral. Min $500 and Max $3,000. • Home Renovation Loan: (NEW) This product was developed to meet the needs of those aging in place and LMI homeowners who need to add on or refresh their home. Both the secured and unsecured options and alternative credit sources, $500-$5,000 and secured $5,000 - $50,000. • Steering for Success: (NEW) Installment loan and financial education program used to assist LMI workers to purchase safe and stable transportation to obtain or sustain employment. Workforce development product with alternative credit sources and was created in partnership of LifeSpan, Inc. • CHAMP Renovation Loan: (NEW) CR Loan allows for a home purchase and renovation all in one loan. CRL helps homeowners modernize their home, improve energy efficiency or correct deferred maintenance for homes they currently own or plan to purchase. 5% down payment, grants, community seconds and gifts acceptable. • Micro Loan Program: Lending program to provide loans to small businesses in Ohio, Indiana, and Kentucky and was created to extend credit to entities that may not qualify for traditional commercial loan financing. Eventually there will be at least one MLP in each of our markets. The lending initiative works with local community organizations (i.e. SBCD’s, Chamber of Commerce, Business Incubators, etc.) to support small businesses, revitalize the central business districts, and create jobs or economic • Worry Free Checking: An account without overdraft fees with access to free bill pay and online banking, no minimum balance requirements with a low monthly service fee. Non-sufficient fund items will be sent back without being paid and without overdraft fees. • Fresh Start Checking: Designed for customers that may be declined by ChexSystems. Customers experience free bill pay & online banking, zero minimum balance requirements, all with a low monthly maintenance fee. Customers can request to be moved to any retail checking product after one year of activity and account remains in good standing. • Student Wow Checking: For customers under the age of 23, looking for a free account with added non-bank benefits (BaZing). No minimum balance, no monthly fee with e- statements, free bill pay & mobile deposit. • Goal Setter Secured Loan: (NEW) To establish or re-build credit quality and create awareness of overall financial well-being. Customers can choose an amount from $300- $3,000 and once approved, MainSource funds the new Certificate of Deposit with the loan proceeds. Customers can also choose to fund the CD with their own funds if desired. When the customer pays the loan as agreed, customer will have a good standing installment loan showing on their credit history and the CD funds released directly to them for savings. • Secured Credit Card: For customers to start building (or rebuilding) credit history with flexible credit lines. The Secured Credit Card has annual fees and requires a security deposit. • Community Builder 30: (NEW) A flexible mortgage product available for purchases or refinances on a primary or second home. Private mortgage insurance is waived, reduced closing costs, a $10,000 repair escrow option, and MainSource-funded grant up to $7,500 may be available and be combined with other

7 development. Flexible terms and rates are provided to eligible applicants • Small Business Lines of Credit: Each line of credit features easy access and flexible terms and finances inventory, buildup and carries accounts receivable. This is a revolving line of credit provides working capital for a business whose sales growth is greater than the working capital available to support that growth. A seasonal line of credit finances • IDA-Individual Development Account: IDAs are matched savings accounts that enable low-income and low-wealth individuals to save for a specified goal such as homeownership, small business ownership, and post-secondary education. IDA programs are offered as partnerships between sponsoring organizations who provide match funds (often non-profits or state/local government agencies) and financial institutions who provide custodial accounts to house savings and matched funds. available grants. Customer can contribute as little as $1,000 and have a minimum credit score of 600. This product eligibility is restricted to either LMI borrowers OR the property must be located in an LMI geography or distressed or underserved middle-income Geographies. • Fresh Start Loan and New Start Repayment Plan: An alternative option to repay an overdraft. If a customer is overdrawn and cannot afford to pay the full amount, the bank will set up an affordable repayment plan and once the loan is paid off the customer may re-apply for overdraft services. • As part of and consistent with the integration approach for the merger, First Financial will be applying a “Best of the Best” process in evaluating the products above to ensure that the products that serve communities best are maintained, and no significant gap in service is experienced by any client. • First Financial’s Community Development team will continue working with stakeholders to identify new products as we consolidate some products sharing a common purpose. Marketing and Communications Commitment: $1.0 million over 5 years on Community Development Marketing • As part of First Financial’s annual business planning process, we include specific objectives, goals and tactics to drive our community development strategy (ALIVE). Our ongoing marketing efforts are discussed bi-weekly within the Community Development Operating Council, which is the team leading the execution of strategy, as well as monthly with a team of senior leaders charged with program oversight of the Community Development Leadership Council.

8 Community Engagement • First Financial will engage the communities in which we operate through supporting community activities with sponsorships, as well as meeting with community organizations to identify grant, loan, and investment opportunities supporting LMI communities and individuals with affordable housing, economic development, and neighborhood redevelopment. We will also engage the community with board and committee membership with non-profit organizations and local government entities, providing financial expertise and resources in the way of community development services. • Providing access to mortgage credit is an important aspect to community development. Both organizations have, and will continue to employ, CRA mortgage loan officers who facilitate home buyer education and participate in community based redevelopment forums, in addition to supporting community partners that provide housing counseling. Their primary focus is meeting with individuals and families looking to purchase, renovate, or build in LMI communities. Rural markets Commitment: $1.0 million over 5 years to Greensburg, IN for economic development • First Financial is making a $1 million commitment to the community of Greensburg, IN for targeted community support and address the economic impact resulting from merger. A minimum of 100 jobs to also be retained at the former Greensburg headquarters of MainSource. • All First Financial's markets, rural and metropolitan, are included in all aspects of this commitment. First Financial and MainSource both started in rural communities, and we commit to working with our new advisory board on ensuring that rural communities are well served by this agreement.